UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Kforce Inc. has filed this Current Report on Form 8-K to report that, on May 5, 2006, David L. Dunkel, Chairman and CEO, and William Sanders, President, established pre-arranged stock trading plans in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and Kforce’s policies regarding stock transactions by directors, executive officers and other employees. Under Mr. Dunkel’s 10b5-1 plan, up to a total of 412,278 shares of Kforce stock, subject to options held by Mr. Dunkel, may be sold on his behalf at prevailing market prices (but not below predetermined target prices). Mr. Dunkel beneficially owns 3,859,754 shares of Kforce stock. These sales may take place periodically through July 31, 2006. Under Mr. Sanders’ 10b5-1 plan, up to a total of 200,000 shares of Kforce common stock held by Mr. Sanders may be sold on his behalf at prevailing market prices (but not below predetermined target prices). Mr. Sanders beneficially owns 1,292,591 shares of Kforce stock. These sales may take place periodically through July 31, 2006.

Mr. Dunkel and Mr. Sanders plan to use the proceeds for personal financial planning and to exercise options for additional shares of Kforce stock for which they plan to hold for more than one year.

Any transactions executed pursuant to Mr. Dunkel’s and Mr. Sanders’ trading plans will be disclosed on one or more Form 4 filings with the Securities and Exchange Commission (“SEC”) in accordance with applicable securities laws, rules, and regulations. Pursuant to its policy, Kforce executives may enter into a 10b5-1 trading plan only during an open trading window. Except as otherwise required by law, Kforce does not undertake to disclose specific plans by Kforce executives or to disclose terminations, modifications or other activities under the plan described herein or any other plan.

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding planned sales of Kforce common stock by a Kforce executive pursuant to a 10b5-1 trading plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies. Information regarding risk factors and other cautionary information can be found in Kforce’s Annual Report on Form 10-K and other filings with the SEC. Kforce does not undertake to update any forward-looking statements or information, including those contained in this report.

The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

May 9, 2006	By:	/s/ Joseph J. Liberatore
Joseph J. Liberatore Chief Financial Officer